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                                                                      EXHIBIT 23



               CONSENT OF INDEPENDENT AUDITORS


         As independent auditors, we hereby consent to the incorporation of our report dated January 30, 2002 included in this Form 10-KSB, into Founders Food & Firkins Ltd.'s previously filed Registration Statement File Nos. 333-93459 and 333-40552.

/s/ Schechter Dokken Kanter Andrews & Selcer Ltd.

February 20, 2002
Minneapolis, Minnesota